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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15d of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               October 21, 1999



                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                  -------------------------------------------
            (Exact name of registrant as specified in its charter)

Delaware                              0-19277                13-3317783
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State or other jurisdiction of        (Commission File       (IRS Employer
Incorporation)                        Number)                Identification No.)

Hartford Plaza
Hartford, Connecticut                                             06115-1900
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(Address of principal executive                                   (Zip Code)
offices)


Registrant's telephone number: (860) 547-5000
                               --------------
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Item 5.    Other Events:
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     On October 21, 1999, The Hartford Financial Services Group, Inc. ("The
Hartford") announced that its Board of Directors authorized the repurchase of up to an additional $1 billion of The Hartford's shares of outstanding common stock. The Board also announced an increase in The Hartford's quarterly dividend. Additional information is set forth in The Hartford's press release which is filed as an exhibit hereto.

Item 7    Financial Statements and Exhibits
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     (c)  The following is filed as an exhibit to this Current Report:

Exhibit
Number       Description
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99.1         Press release dated October 21, 1999.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE HARTFORD FINANCIAL SERVICES GROUP, INC.


Date:  October 21, 1999             By:    /s/ C. Michael O'Halloran
                                           -------------------------
                                    Name:  C. Michael O'Halloran
                                    Title: Its Senior Vice President